UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: December 18, 2013
DATE OF EARLIEST EVENT REPORTED: December 16, 2013

001-35922
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
 (Address of principal executive offices)

(855) 733 2685
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendment to Bridge Notes

On December 16, 2013, PEDEVCO Corp. (the “Company”) entered into an Amendment to Secured Promissory Note (each, an “Amended Note,” and collectively, the “Amended Notes”) with each of the holders (the “Bridge Investors”) of those certain Secured Promissory Notes (the “Bridge Notes”), originally issued by the Company on March 22, 2013 in a private placement transaction in which the Company sold and issued to the Bridge Investors a total of $4.0 million of Bridge Notes and warrants exercisable for a total of up to 76,198 shares of the Company’s common stock (the “Bridge Warrants”) for gross proceeds of $4.0 million (the “Bridge Financing”).  The Amended Notes amend certain provisions of the Bridge Notes, as originally reported by the Company in its Quarterly Report on Form 10-Q filed with the Commission on May 20, 2013.

The Bridge Notes were amended effective December 16, 2013 (the “Effective Date”) to provide for (i) the extension of the maturity date of such Bridge Notes, which were originally due as of December 31, 2013, to July 31, 2014 (the “Extension Term” and “New Maturity Date”), (ii) the subordination of the Bridge Notes to certain future qualified senior indebtedness of the Company with a principal amount of at least $5.0 million, (iii) the payment in full of all accrued interest through the Effective Date on January 8, 2014 (the “Payment Date”), equal to an aggregate of approximately $320,000 due and payable to the Bridge Investors on the Payment Date, (iv) the payment in full of the payment-in-kind amount (“PIK”) equal to 10% of the original principal amount of such Bridge Notes on the Payment Date, equal to an aggregate of $400,000 due and payable to the Bridge Investors on the Payment Date, (v) the repayment of either none or 50% of the outstanding principal amount due under such Bridge Notes, as elected by the holders thereof, on the Payment Date, which aggregate principal repayment of $1,625,000 shall be due and payable to the Bridge Investors on the Payment Date as elected by the holders, (vi) the amendment of the interest rate of such Bridge Notes for the Extension Term from 10% per annum to 12% per annum with respect to the remaining unpaid principal amount of such Bridge Notes (the “Deferred Principal”), and (vii) an additional payment-in-kind cash amount equal to 10% of the Deferred Principal due on the New Maturity Date (the “Additional PIK”).  In total, eleven (11) Bridge Investors holding Bridge Notes with an aggregate principal amount outstanding of $3,250,000 elected to defer 50% of their principal, agreeing to defer an aggregate of $1,625,000 in principal amount of the Bridge Notes, and five (5) Bridge Investors holding Bridge Notes with an aggregate principal amount outstanding of $750,000 elected to defer 100% of their principal, for a total Deferred Principal of $2,375,000, and an aggregate Additional PIK due upon the New Maturity Date of $237,500.

As additional consideration for the amendment of the Bridge Notes, the Company granted, with issuance subject to additional listing approval by the NYSE MKT, a new warrant (“New Warrant”) exercisable on a cashless basis at an exercise price of $2.34 per share for a number of shares of common stock of the Company equal to (x) double (2x) the number of shares issuable under the Bridge Warrant originally issued to each holder who agreed to defer 50% of the outstanding principal of its Bridge Note, and (y) triple (3x) the number of shares issuable under the Bridge Warrant originally issued to each holder who agreed to defer 100% of the outstanding principal of its Bridge Note, for a total of New Warrants exercisable for an aggregate of 166,684 shares of Company common stock issuable by the Company to the Bridge Investors.  The New Warrants have a 4-year life and have substantially the same terms as the Bridge Warrants originally issued to the Bridge Investors.

Frank C. Ingriselli, the Company’s President, Chief Executive Officer, and member of the Company’s Board of Directors, agreed to defer $500,000 of the original $1.0 million principal amount outstanding under his Bridge Note, and on the Payment Date the Company will pay to him $80,000 in accrued interest and $100,000 in PIK amounts due, and repay 50% of his outstanding principal amount of $500,000, and Mr. Ingriselli will receive a New Warrant exercisable for 38,096 shares of the Company’s common stock.  Clark R. Moore, the Company’s Executive Vice President and General Counsel, agreed to defer $25,000 of the original $50,000 principal amount outstanding under his Bridge Note, and on the Payment Date the Company will pay to him $4,000 in accrued interest and $5,000 in PIK amounts due, and repay 50% of his outstanding principal amount of $25,000, and Mr. Moore will receive a New Warrant exercisable for 1,906 shares of the Company’s common stock.

The Company amended the Bridge Notes in order to extend their maturity dates with respect to the Deferred Principal to conserve the Company’s available cash, and to subordinate the Bridge Notes to better position the Company to seek additional senior debt financing opportunities.

The foregoing descriptions of the Amended Notes and New Warrants is qualified in their entirety by the full text of each document which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

ITEM 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See the discussion under Item 1.01 above below with respect to the Amended Notes, which is incorporated herein by reference.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

The issuance of the Amended Notes and the grant of the New Warrants described above in Item 1.01, were exempt from registration pursuant to Section 4(2), Rule 506 of Regulation D and/or Regulation S of the Securities Act of 1933, as amended, since the foregoing issuances and grants did not involve a public offering, the recipients took the securities for investment and not resale, we took appropriate measures to restrict transfer, and the recipients (a) were “accredited investors,” (b) had access to similar documentation and information as would be required in a Registration Statement under the Securities Act of 1933; and/or (c) were non-U.S. persons.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

10.1*	Form of Amendment to Secured Promissory Note (December 2013)
10.2*	Form of Warrant for the Purchase of Common Stock (December 2013 New Warrants)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDEVCO CORP.

By:	/s/ Michael L. Peterson
Michael L. Peterson
Executive Vice President and Chief Financial Officer
Date: December 18, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Form of Amendment to Secured Promissory Note (December 2013)
10.2*	Form of Warrant for the Purchase of Common Stock (December 2013 New Warrants)

* Filed herewith.